UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.   20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2006

Rand Capital Corporation
(Exact Name of registrant as specified in its charter)

New York	001-08205	16-0961359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2200 Rand Building Buffalo, New York 14203
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 853-0802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 7.01:	Regulation FD Disclosure

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 2.02 of Form 8-K is made under Item 7.01.

On December 22, 2006, Rand Capital Corporation issued a press release announcing the partial sale of securities of Innov-X Systems Inc.;  the repayment of the debenture owed to Rand; in addition to Rand’s re-investment into Innov-X. The text of the press release is included as an exhibit to this Form 8-K.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

Item 9.01:	Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Not Applicable

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 22, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2006	Rand Capital Corporation

	By:	/s/ Daniel P. Penberthy

Daniel P. Penberthy
Executive Vice President/Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 22, 2006